NATIONS ANNUITY TRUST

                   NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO
                    NATIONS MARSICO GROWTH & INCOME PORTFOLIO

                        Supplement dated December 1, 1998
                       to Prospectuses dated March 1, 1998

         The combined prospectus for the Shares of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio are hereby supplemented by deleting the fourth paragraph under the heading "How The Portfolios Are Managed--Investment Adviser" and inserting in its place the following:

                  Marsico Capital Management, LLC, located at 1200 17th Street, Suite 1300, Denver Colorado 80202, serves as the investment sub-adviser to Nations Marsico Focused Equities Portfolio and Nations Marsico
         Growth & Income Portfolio pursuant to an investment sub-advisory agreement. On November 10, 1998, NationsBank announced its intention to exercise an option to purchase 50% ownership of Marsico Capital. Pursuant to the 1940 Act, the exercise of that option would be deemed to cause a "change in control" of Marsico Capital, resulting in the automatic termination of Marsico Capital's investment sub-advisory agreement. In order for Marsico Capital to continue serving as the investment sub-adviser to Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio after the option is exercised, the shareholders of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio must approve the continuation of the investment sub-advisory agreement. Early in 1999, it is expected that the Trust will call a special meeting of shareholders seeking their approval for the continuation of the Marsico Capital investment sub-advisory agreement.